EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    January 5, 2004                    /s/Philip R. McLoughlin
     -------------------------------        ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Portfolios (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    January 5, 2004                    /s/Nancy G. Curtiss
     -------------------------------        ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)